UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02482
Van Kampen Money Market Fund

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 5/31
Date of reporting period: 11/30/09

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

November 30, 2009

MUTUAL FUNDS Van Kampen Money Market Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Money Market Fund performed during the semi annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of November 30, 2009.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation nor any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 11/30/09 (Unaudited)

	A Shares	B Shares		C Shares
	since 7/12/74	since 4/18/95		since 4/18/95
			w/max		w/max
			4.00%		1.00%
Average Annual	w/o sales	w/o sales	sales	w/o sales	sales
Total Returns	charges	charges	charge	charges	charge

Since Inception	5.73%	2.68%	2.68%	2.51%	2.51%

10-year	2.39	1.91	1.91	1.89	1.89

5-year	2.54	2.06	1.79	2.09	2.09

1-year	0.01	0.01	–3.99	0.01	–0.99

6-months	0.01	0.01	–3.99	0.01	–0.99

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return includes a contingent deferred sales charge of 4.00 percent for Class B shares (in the first and second year and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.15 percent for Class A shares and up to 0.90 percent for Class B and C shares. The Since Inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

Figures shown above assume reinvestment of all dividends and capital gains. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

Fund Report
For the six-month period ended November 30, 2009

Market Conditions

The money markets continued to gain stability from the expansion of the Federal Reserve’s (the “Fed”) balance sheet and the multiple stimulus programs and liquidity facilities that remained in place during the reporting period. The Fed has expanded its balance sheet as it employs numerous tools to promote economic recovery, including a vast array of liquidity and asset purchase programs.

As the Fed continued to plan its eventual exit strategies and unwind of its monetary expansion, the topic of reverse repurchase agreements (or “reverse repos”) has become a central theme. On November 30, the Federal Reserve Bank of New York announced that they would conduct a series of small scale reverse repos “in the coming weeks”.

The amount of paper held in the Commercial Paper Funding Facility (CPFF) continued its dramatic decline from its peak usage of $350 billion in January 2009 to $10 billion at the end of November. In addition, as announced in a regulatory filing on November 12, AIG publicly reported that their commercial paper issuance into the CPFF facility accounted for $5.8 billion, meaning that 58 percent of the CPFF balances were AIG related. Total Asset-Backed Commercial Paper Money Market Mutual Fund Liquidity Facility (AMLF) holdings remained at zero during November, and we expect the AMLF to continue to see no usage until the facility expires in early 2010.

In June, the SEC unanimously voted to strengthen the regulatory requirements governing money market funds in order to help mitigate risks associated with economic stresses and liquidity runs on the funds. The SEC sought public comment on its proposed money fund reform and the industry is now waiting for the anticipated regulatory reform framework to be released. In addition, the President’s Working Group had been expected to release its money fund reform recommendations in the fall of 2009. However, the Department of the Treasury announced that there would be a delay and these reform measures had yet to be released to the market as of November 30, 2009.

The LIBOR-OIS spread (the differential between 3-month LIBOR and the overnight indexed swap rate) tightened through September then stabilized at an average of 12.5 basis points and 12.8 basis points in October and November, respectively. This metric continued to benefit from the impact of the tremendous amount of excess reserves in the system. In comparison, LIBOR-OIS averaged eight basis points during the height of the credit bubble in 2006 and into the early part of 2007. The LIBOR (London Interbank Offered Rate) curve exhibited a similar pattern, with 3-month LIBOR declining through September and leveling off in October and November. As of November 20, 2009, 3-month LIBOR stood at 25.6 basis points. At their last regularly scheduled meeting in early November, the Fed reiterated that they expect to maintain the target federal funds rate in the range of zero to 25 basis points and they “anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” Federal funds have continued their gradual trend downward as excess reserves in the system grow, although the volatility of the federal funds rate has become very low.

Performance Analysis

For the six-month period ended November 30, 2009, the Fund provided a total return of 0.01 percent (Class A shares). For the seven-day period ended November 30, 2009, the Fund provided an annualized yield of 0.01 percent (subsidized) and –0.72 percent (non-subsidized), while its 30-day average annualized yield was 0.01 percent (subsidized) and –0.01 percent (non-subsidized) for the Class A shares. Yield more closely reflects the current earnings of the Fund.

Total returns for the six-month period ended November 30, 2009

Class A	Class B	Class C

0.01%	0.01%	0.01%

The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown.

The performance for the three share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information.

Our management strategy for the portfolio remained consistent with our long-term focus on capital preservation and maintaining a high level of liquidity. We continued to maintain a relatively high cash balance in the portfolio in overnight maturities through November. We also continued to place a strong emphasis on purchasing high quality corporate, financial, and banking obligations. Valuations have become very expensive, with technical factors driving down absolute levels as well as tightening spreads dramatically versus historical spread levels. During the reporting period, we selectively purchased two-through six-month bank paper for the portfolio in an effort to lock in yield and cushion the portfolio slightly against potential year-end repurchase agreement shortages. As of the end of the reporting period, the portfolio’s weighted average maturity was 36 days.

Market Outlook

There has been much discussion regarding the expansion of the Fed’s balance sheet as well as the exit strategy tools available to them, which at some point they will likely need to use in order to contain inflation expectations. Although rate hikes may be far in the future, the Fed is aware that eventually they will need to renormalize rates and shrink the monetary base. The first step in this process is the previously discussed announcement of the reverse repo tests. The Fed is suggesting that the markets view this procedure as a test rather than a change in policy, and a moderate-sized open market operation should not greatly impact repo levels in our view. However the specter of larger-scale operations that at some point could be enacted to soak up more than $1 trillion in excess reserves is more challenging. Eurodollar futures continue to point to tightening in 2010, although the degree of tightening has fallen and the timing has been pushed back into later 2010. We currently foresee the Fed potentially beginning its tightening phase in the third quarter of 2010.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Portfolio Composition as of 11/30/09 (Unaudited)

Repurchase Agreements	59.3%

Commercial Paper	20.4

Certificates of Deposit	18.2

Floating Rate Notes	2.1

Subject to change daily. All percentages are as a percentage of total investments. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 6/1/09 - 11/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	6/1/09	11/30/09	6/1/09-11/30/09

Class A
Actual	$1,000.00	$1,000.05	$1.05
Hypothetical	1,000.00	1,024.02	1.07
(5% annual return before expenses)

Class B
Actual	1,000.00	1,000.05	1.05
Hypothetical	1,000.00	1,024.02	1.07
(5% annual return before expenses)

Class C
Actual	1,000.00	1,000.05	1.05
Hypothetical	1,000.00	1,024.02	1.07
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.21%, 0.21% and 0.21% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Van Kampen Money Market Fund
Portfolio of Investments  ■  November 30, 2009 (Unaudited)

Par				Yield on
Amount				Date of	Amortized
(000)	Description	Maturity		Purchase	Cost

Repurchase Agreements 59.4%
Banc of America Securities ($62,978,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.15%, dated 11/30/09, to be sold on 12/01/09 at $62,978,262)					$62,978,000
Deutsche Bank, AG ($162,000,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.15%, dated 11/30/09, to be sold on 12/01/09 at $162,000,675)					162,000,000
Goldman Sachs ($162,000,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.16%, dated 11/30/09, to be sold on 12/01/09 at $162,000,720)					162,000,000

Total Repurchase Agreements 59.4%					386,978,000

	Commercial Paper 20.4%
$22,000	BNP Paribas, Inc.	01/19/10		0.200%	21,994,011
30,000	HSBC Bank	12/16/09		0.180	29,997,750
30,000	JPMorgan Chase & Co.	01/19/10		0.150	29,993,875
20,000	Lloyds Bank PLC	04/15/10		0.552	19,958,750
6,000	Societe Generale NA	03/16/10		0.260	5,995,450
25,000	Toyota Motor Credit Corp.	12/07/09		0.180	24,999,250

	Total Commercial Paper 20.4%				132,939,086

	Certificates of Deposit 18.3%
30,000	Bank of America Corp.	02/17/10		0.230	30,000,000
36,000	Barclays Bank PLC	02/11/10		0.750	36,000,000
30,000	Royal Bank of Scotland Group PLC	02/09/10		0.280	30,000,000
23,000	Svenska Handelsbank, Inc.	03/08/10		0.250	23,000,390

	Total Certificates of Deposit 18.3%				119,000,390

	Floating Rate Notes 2.1%
14,000	Societe Generale NA	02/05/10	**	0.378 *	14,000,000

Total Investments 100.2% (a)					652,917,476

Liabilities in Excess of Other Assets (0.2%)					(1,360,890)

Net Assets 100.0%					$651,556,586

Percentages are calculated as a percentage of net assets.

*	Yield in effect as of November 30, 2009

**	Date of next interest rate reset

(a)	At November 30, 2009, cost is identical for both book and federal income tax purposes.

See Notes to Financial Statements

Van Kampen Money Market Fund
Portfolio of Investments  ■  November 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments carried at amortized cost, which approximates fair value:

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Commercial Paper	$—	$132,939,086	$—	$132,939,086
Certificates of Deposit	—	119,000,390	—	119,000,390
Floating Rate Notes	—	14,000,000	—	14,000,000
Repurchase Agreements	—	386,978,000	—	386,978,000

Total Investments in an Asset Position	$—	$652,917,476	$—	$652,917,476

See Notes to Financial Statements

Van Kampen Money Market Fund
Financial Statements

Statement of Assets and Liabilities
November 30, 2009 (Unaudited)

Assets:
Total Investments, at amortized cost which approximates market value (including repurchase agreements of $386,978,000)	$652,917,476
Cash	5,034
Receivables:
Fund Shares Sold	1,556,753
Interest	104,354
Expense Reimbursement from Adviser	56
Other	191,601

Total Assets	654,775,274

Liabilities:
Payables:
Fund Shares Repurchased	2,701,531
Distributor and Affiliates	104,151
Income Distributions	72
Trustees’ Deferred Compensation and Retirement Plans	255,308
Accrued Expenses	157,626

Total Liabilities	3,218,688

Net Assets	$651,556,586

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$651,562,139
Accumulated Undistributed Net Investment Income	12,441
Accumulated Net Realized Loss	(17,994)

Net Assets	$651,556,586

Maximum Offering Price Per Share:
Class A Shares:
Net asset value, offering price and redemption price per share (Based on net assets of $510,550,897 and 510,592,370 shares of beneficial interest issued and outstanding)	$1.00

Class B Shares:
Net asset value, offering price and redemption price per share (Based on net assets of $97,004,556 and 97,014,725 shares of beneficial interest issued and outstanding)	$1.00

Class C Shares:
Net asset value, offering price and redemption price per share (Based on net assets of $44,001,133 and 44,025,297 shares of beneficial interest issued and outstanding)	$1.00

See Notes to Financial Statements

Van Kampen Money Market Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended November 30, 2009 (Unaudited)

Investment Income:
Interest	$806,545

Expenses:
Investment Advisory Fee	1,466,466
Distribution (12b-1) and Service Fees
Class A	423,796
Class B	525,314
Class C	235,381
Transfer Agent Fees	1,037,578
Registration Fees	76,205
Reports to Shareholders	69,906
Accounting and Administrative Expenses	61,833
Custody	59,145
Professional Fees	41,260
Trustees’ Fees and Related Expenses	22,271
Other	102,058

Total Expenses	4,121,213
Expense Reduction	3,349,182

Net Expenses	772,031

Net Investment Income	$34,514

Net Realized Gain	$3,111

Net Increase in Net Assets From Operations	$37,625

See Notes to Financial Statements

Van Kampen Money Market Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	November 30, 2009	May 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$34,514	$4,204,623
Net Realized Gain	3,111	-0-

Change in Net Assets from Operations	37,625	4,204,623

Distributions from Net Investment Income:
Class A Shares	(26,512)	(3,510,931)
Class B Shares	(5,491)	(443,537)
Class C Shares	(2,493)	(250,611)

Total Distributions	(34,496)	(4,205,079)

Net Change in Net Assets from Investment Activities	3,129	(456)

From Capital Transactions:
Proceeds from Shares Sold	178,741,831	1,090,595,843
Net Asset Value of Shares Issued Through Dividend Reinvestment	34,496	4,205,079
Cost of Shares Repurchased	(362,446,500)	(873,272,523)

Net Change in Net Assets from Capital Transactions	(183,670,173)	221,528,399

Total Increase/Decrease in Net Assets	(183,667,044)	221,527,943
Net Assets:
Beginning of the Period	835,223,630	613,695,687

End of the Period (Including accumulated undistributed net investment income of $12,441 and $12,423, respectively)	$651,556,586	$835,223,630

See Notes to Financial Statements

Van Kampen Money Market Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	November 30,		Year Ended May 31,
Class A Shares	2009		2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net Investment Income	0.00	(a)(b)	0.01	(a)	0.04	(a)	0.04	(a)	0.03	(a)	0.01
Less Distributions from Net Investment Income	0.00	(b)	0.01		0.04		0.04		0.03		0.01

Net Asset Value, End of the Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return* (c)	0.01%	**(e)	0.68%	(e)	3.71%		4.45%		3.13%		1.11%
Net Assets at End of the Period (In millions)	$510.6		$634.2		$461.9		$342.2		$379.5		$370.3
Ratio of Expenses to Average Net Assets* (d)	0.21%	(e)	0.55%	(e)	0.93%		0.99%		1.02%		0.97%
Ratio of Net Investment Income to Average Net Assets*	0.01%	(e)	0.57%	(e)	3.55%		4.36%		3.08%		1.07%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	0.95%	(e)	0.85%	(e)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income/Loss to Average Net Assets	(0.73%	)(e)	0.28%	(e)	N/A		N/A		N/A		N/A

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and includes combined Rule 12b-1 fees and service fees of up to 0.15% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.02% for the years ended May 31, 2008, May 31, 2007 and May 31, 2006 and by 0.01% for the year ended May 31, 2005.

(e)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 0.15% (See footnote 4).

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Money Market Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	November 30,		Year Ended May 31,
Class B Shares	2009		2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net Investment Income	0.00	(a)(b)	0.00	(a)(b)	0.03	(a)	0.04	(a)	0.02	(a)	0.01
Less Distributions from Net Investment Income	0.00	(b)	0.00	(b)	0.03		0.04		0.02		0.01

Net Asset Value, End of the Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return* (c)(e)	0.01%	**	0.42%		3.09%		3.83%		2.51%		0.59%
Net Assets at End of the Period (In millions)	$97.0		$139.1		$94.4		$70.5		$91.8		$133.2
Ratio of Expenses to Average Net Assets* (d)(e)	0.21%		0.75%		1.53%		1.59%		1.63%		1.47%
Ratio of Net Investment Income to Average Net Assets* (e)	0.01%		0.33%		2.92%		3.76%		2.41%		0.51%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)(e)	1.70%		1.61%		1.69%		1.75%		1.79%		1.72%
Ratio of Net Investment Income/Loss to Average Net Assets (e)	(1.48%	)	(0.53%	)	2.76%		3.60%		2.25%		0.26%

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge (CDSC) of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.90% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.02% for the years ended May 31, 2008, May 31, 2007 and May 31, 2006 and by 0.01% for the year ended May 31, 2005.

(e)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 0.90% (See footnote 4).

See Notes to Financial Statements

Van Kampen Money Market Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	November 30,		Year Ended May 31,
Class C Shares	2009		2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net Investment Income	0.00	(a)(b)	0.00	(a)(b)	0.03	(a)	0.04	(a)	0.02	(a)	0.01
Less Distributions from Net Investment Income	0.00	(b)	0.00	(b)	0.03		0.04		0.02		0.01

Net Asset Value, End of the Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return* (c)(e)	0.01%	**	0.42%		3.09%		3.83%		2.56%		0.64%
Net Assets at End of the Period (In millions)	$44.0		$61.9		$57.4		$21.3		$24.2		$30.5
Ratio of Expenses to Average Net Assets* (d)(e)	0.21%		0.79%		1.52%		1.59%		1.58%		1.42%
Ratio of Net Investment Income to Average Net Assets* (e)	0.01%		0.37%		2.77%		3.76%		2.44%		0.55%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)(e)	1.70%		1.61%		1.67%		1.75%		1.74%		1.68%
Ratio of Net Investment Income/Loss to Average Net Assets (e)	(1.48%	)	(0.45%	)	2.61%		3.60%		2.28%		0.28%

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.90% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.02% for the years ended May 31, 2008, May 31, 2007 and May 31, 2006 and by 0.01% for the year ended May 31, 2005.

(e)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 0.90% (See footnote 4).

See Notes to Financial Statements

Van Kampen Money Market Fund
Notes to Financial Statements  ■  November 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Money Market Fund (the “Fund”) is organized as a Delaware statutory trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek protection of capital and high current income. The Fund’s investment adviser seeks to achieve this objective through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The Fund offers Class A Shares, Class B Shares and Class C Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments are valued at amortized cost, which approximates fair value. Under this valuation method, a portfolio instrument is initially recorded at cost, any discount is accreted and any premium is amortized on a straight-line basis to the maturity of the instrument.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Van Kampen Money Market Fund
Notes to Financial Statements  ■  November 30, 2009 (Unaudited)  continued

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro-rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended May 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $15,648, which will expire according to the following schedule:

Amount	Expiration

$6,842	May 31, 2012
406	May 31, 2013
8,400	May 31, 2017

Van Kampen Money Market Fund
Notes to Financial Statements  ■  November 30, 2009 (Unaudited)  continued

F. Distribution of Income and Gains The Fund declares dividends daily from net investment income and automatically reinvests such dividends daily. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end. The Fund distributes capital gains, if any, to shareholders at least annually.
The tax character of distributions paid during the year ended May 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$4,228,435

As of May 31, 2009, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$268,808

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes.

G. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through January 22, 2010, the date the financial statements were effectively issued. Other than discussed in Note 8, management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $250 million	0.450%
Next $500 million	0.375%
Next $500 million	0.325%
Next $250 million	0.300%
Next $250 million	0.275%
Next $500 million	0.250%
Next $500 million	0.225%
Next $12.25 billion	0.200%
Next $2.50 billion	0.199%
Next $7.50 billion	0.198%
Next $5.00 billion	0.197%
Over $30.00 billion	0.196%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.21%, 0.21% and 0.21%, for Classes A, B and C Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended November 30,

Van Kampen Money Market Fund
Notes to Financial Statements  ■  November 30, 2009 (Unaudited)  continued

2009, the Adviser waived or reimbursed approximately $2,164,700 of advisory fees or other expenses.
For the six months ended November 30, 2009, the Fund recognized expenses of approximately $27,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended November 30, 2009, the Fund recognized expenses of approximately $28,100 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended November 30, 2009, the Fund recognized expenses of approximately $303,900 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $178,400 are included in “Other” assets on the Statement of Assets and Liabilities at November 30, 2009. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended November 30, 2009, Van Kampen, as Distributor for the Fund, received net commissions on redeemed shares which were subject to a contingent deferred sales charge (CDSC) of approximately $237,800. Sales charges do not represent expenses to the Fund.

Van Kampen Money Market Fund
Notes to Financial Statements  ■  November 30, 2009 (Unaudited)  continued

3. Capital Transactions
For the six months ended November 30, 2009 and the year ended May 31, 2009 transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	November 30, 2009		May 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	154,874,452	$154,874,452	823,330,004	$823,330,004
Class B	14,789,973	14,789,973	171,912,974	171,912,974
Class C	9,077,406	9,077,406	95,352,865	95,352,865

Total Sales	178,741,831	$178,741,831	1,090,595,843	$1,090,595,843

Dividend Reinvestment:
Class A	26,512	$26,512	3,510,931	$3,510,931
Class B	5,491	5,491	443,537	443,537
Class C	2,493	2,493	250,611	250,611

Total Dividend Reinvestment	34,496	$34,496	4,205,079	$4,205,079

Repurchases:
Class A	(278,593,723)	$(278,593,723)	(654,424,275)	$(654,424,275)
Class B	(56,874,888)	(56,874,888)	(127,715,795)	(127,715,795)
Class C	(26,977,889)	(26,977,889)	(91,132,453)	(91,132,453)

Total Repurchases	(362,446,500)	$(362,446,500)	(873,272,523)	$(873,272,523)

4. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.15% of Class A average daily net assets and up to 0.90% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly. The Distributor is currently waiving a portion of the distribution and service fees for Class A Shares, Class B Shares and Class C Shares. For the six months ended November 30, 2009 the Distributor waived $1,184,470 of distribution and service fees. Due to the voluntary waiver, the aggregate distribution and service fees are currently 0.00%, 0.00% and 0.00% for Class A Shares, Class B Shares and Class C Shares, respectively. This waiver is voluntary in nature and can be discontinued at any time.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $4,471,000 and $267,300 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

Van Kampen Money Market Fund
Notes to Financial Statements  ■  November 30, 2009 (Unaudited)  continued

5. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. U.S. Treasury Temporary Guaranty Program
The Board of Trustees approved the participation by the Fund in the U.S. Department of the Treasury’s Temporary Guaranty Program (“Program”) for money market funds. Although the Fund has continued to maintain a net asset value of $1.00 per share, the Fund believes that participation in the Program will provide an added level of assurance for its shareholders. The Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the Fund at the close of business on September 19, 2008. Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed. If a customer closes his/her account with the Fund or broker-dealer, any future investment in the Fund will not be guaranteed. If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. The Program had originally been set to expire on December 18, 2008, but was extended by the Treasury Department to expire on September 18, 2009. For the six months ended November 30, 2009, the expense of the Program, amounting to $82,962, was borne by the Fund and amortized on a straight line basis over the term of the Program’s coverage.

7. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell most of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction affects the part of the asset management business that advises funds, including the Van Kampen family of funds.

8. Subsequent Event
On December 8, 2009, management of the Fund and management of Invesco proposed a reorganization (the “Reorganization”) of the Fund into the AIM Money Market Fund (the “Acquiring Fund”), a fund advised by affiliates of Invesco with substantially the same investment objective and principal investment strategy as the Fund. The Board of Trustees of the Fund has approved the proposed Reorganization and the proposed Reorganization will be presented to shareholders of the Fund for approval at a special meeting of shareholders. If the proposed Reorganization is approved, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board of Trustees.

Van Kampen Money Market Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Your Notes

Your Notes

Van Kampen Money Market Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

(continued on next page)

Van Kampen Money Market Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Money Market Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen Money Market Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Money Market Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

23, 133, 233
RESSAN 1/10
IU09-05683P-Y11/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(1) Code of Ethics – Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Money Market Fund

By:	/s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: January 21, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: January 21, 2010

By:	/s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: January 21, 2010